UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00134

ALLIANCEBERNSTEIN BALANCED SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo AllianceBernstein L.P. 1345 Avenue of the Americas New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: May 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Balanced Shares

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 19, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Balanced Shares (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is total return consistent with reasonable risks through a combination of income and long-term growth of capital. The Fund invests in a diversified portfolio of equity and fixed-income securities including U.S. government and corporate fixed-income securities. The percentage of the Fund’s assets invested in each type of security will vary. Normally, the Fund’s investments will consist of about 60% in stocks, but stocks may comprise up to 75% of its investments. Normally, the Fund’s investments will consist of about 40% in fixed-income securities, but these securities may comprise up to 60% of its investments. The Fund will not purchase a security if, as a result, less than 25% of its total assets will be in fixed-income securities. The Fund may invest up to 20% of its assets in high-yield securities (securities rated below BBB- by Standard & Poor’s Rating Services (“S&P”), Moody’s Investors Service, Inc. (“Moody’s”), or Fitch Ratings (“Fitch”)). As an operating policy, the Fund will invest no more than 5% of its assets in securities rated CCC- or below.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund invests in short- and long-term debt securities in such proportions and of such type as AllianceBernstein L.P (the “Adviser”) deems best adapted to the current economic and market outlooks. The Fund also may invest in equity and fixed-income securities of non-U.S. issuers located in emerging or developed countries. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 5 shows the Fund compared with its composite benchmark (the “Composite”), a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index, respectively, for the six-and 12-month periods ended May 31, 2011. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Mixed-Asset Target Allocation Growth Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. The Fund is managed by the Balanced Shares Investment Team, comprised of the Relative Value Investment Team and the U.S. Investment Grade Core Fixed-Income Team.

All of the Fund’s share classes outperformed the Composite for both the six- and 12-month periods, without sales charges. For the six-month period, the equity allocation outperformed its benchmark, the Russell 1000 Value Index, helped by both sector and

ALLIANCEBERNSTEIN BALANCED SHARES •	1

stock selection. Contributing for the six-month period were positions in Lorillard and UnitedHealth Group. Lorillard, the tobacco firm that produces Newport cigarettes, rallied sharply after a Food and Drug Administration advisory committee declined to advocate a ban on menthol in cigarettes. Fears that the committee would advocate such a ban had been depressing Lorillard’s share price as their Newport brand of cigarettes are menthol-flavored. In healthcare, UnitedHealth Group contributed to performance, as the firm benefited from growing evidence that 2010’s healthcare reform act and other regulations were not as detrimental to health management organization (HMO) earnings as investors had feared. Detracting from performance were positions in Axis Capital Holding and Microsoft.

For the 12-month period, the equity allocation again benefited from strong stock selection. The Fund’s avoidance of poorly performing financial firms also contributed. Stock selection in the energy sector detracted, as did an overweight in the technology sector.

The fixed income allocation of the Fund outperformed its benchmark, the Barclays Capital U.S. Aggregate Bond Index, for both the six- and 12- month periods. For both periods, an overweight allocation to commercial mortgage-backed securities (CMBS) and investment grade corporates, and an underweight to Treasuries were significant positive drivers of relative performance. Also for both periods, security selection within the Fund’s corporate (investment grade and high yield) and asset-backed securities holdings were strong positive contributors. CMBS security selection was also a positive for the six-month period. For the 12-month period, the Fund’s yield curve structure was a strong positive, specifically an overweight to the five- to 10-year maturity part of the yield curve where rates declined most. There were no major detractors for the fixed income allocation of the Fund for either the six- or 12-month periods ended May 31, 2011.

The Fund held no derivative positions during either the six- or 12-month periods ended May 31, 2011.

Market Review and Investment Strategy

Despite social unrest in the Middle East and the natural disaster in Japan, markets remained relatively resilient throughout most of the six-month period ended May 31, 2011, with risk assets and equities performing well. The pace of global growth hit a soft patch, however, in the second quarter driven primarily by global supply disruptions emanating from the Japanese earthquake, the lingering effects of higher commodity prices (oil) and a modest slowdown in demand for exports from emerging market countries. More recently, sovereign debt concerns in Greece weighed on market sentiment dampening investor appetite for risk securities in May 2011.

Investors remain skeptical about the durability of the earnings recovery, yet tempted by low historical equity valuations compared to fixed income valuations. This increasing interest in

2	• ALLIANCEBERNSTEIN BALANCED SHARES

equities seems to have been amplified by percolating inflation fear. Markets continue to be characterized by undifferentiated moves between stocks (high correlations) and violent shifts in risk preferences. The Relative Value Investment Team continues to seek to take advantage of attractive valuations across a wide range of sectors. At the same time, the Relative Value Investment Team uses its research to identify stocks which also offer lower volatility characteristics to help provide downside protection given current high levels of market volatility.

The equity allocation of the Fund currently has a modest tilt to cyclical sectors, with an overweight in technology and industrials sectors, and underweights in the financials and utilities sectors, relative to the benchmark.

During the six-month period ended May 31, 2011, the fixed income allocation’s U.S. Investment Grade Core Fixed-Income Team continued to focus risk-taking in nongovernment sectors, particularly investment-grade corporate bonds. Yield spreads remain above average, especially among financials. Fundamentals in the sector are positive and business confidence remains high. Furthermore, with near record amounts of cash on hand, U.S. corporations have strong balance sheets. The U.S. Investment Grade Core Fixed-Income Team also maintained the fixed income allocation’s exposure to select vintages of super-senior CMBSs that it believes remain attractively valued.

ALLIANCEBERNSTEIN BALANCED SHARES •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000 Value Index and the unmanaged Barclays Capital U.S. Aggregate Bond Index do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000® Value Index represents the performance of 1000 large-cap value companies within the U.S. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. The composite benchmark represents a blended performance barometer consisting of a 60%/40% blend of the Russell 1000 Value Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The Lipper Mixed-Asset Target Allocation Growth Funds Average consists of funds that have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Allocating to different types of assets may have a large impact on returns if one of these asset classes significantly underperforms the others. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Balanced Shares*
Class A	12.57%	22.18%

Class B**	12.09%	21.30%

Class C	12.11%	21.27%

Advisor Class†	12.69%	22.56%

Class R†	12.38%	21.80%

Class K†	12.51%	22.17%

Class I†	12.81%	22.77%

Composite Benchmark: 60% Russell 1000 Value Index/40% Barclays Capital U.S. Aggregate Bond Index	10.66%	16.91%

Russell 1000 Value Index	16.67%	24.23%

Barclays Capital U.S. Aggregate Bond Index	1.91%	5.84%

Lipper Mixed-Asset Target Allocation Growth Funds Average	11.16%	21.46%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended May 31, 2011, by 0.02% and 0.09%, respectively.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark Disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BALANCED SHARES •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	22.18%	17.01%
5 Years	3.42%	2.53%
10 Years	3.92%	3.47%

Class B Shares
1 Year	21.30%	17.30%
5 Years	2.65%	2.65%
10 Years(a)	3.31%	3.31%

Class C Shares
1 Year	21.27%	20.27%
5 Years	2.67%	2.67%
10 Years	3.17%	3.17%

Advisor Class Shares*
1 Year	22.56%	22.56%
5 Years	3.73%	3.73%
10 Years	4.22%	4.22%

Class R Shares*
1 Year	21.80%	21.80%
5 Years	3.12%	3.12%
Since Inception†	4.68%	4.68%

Class K Shares*
1 Year	22.17%	22.17%
5 Years	3.44%	3.44%
Since Inception†	3.38%	3.38%

Class I Shares*
1 Year	22.77%	22.77%
5 Years	3.84%	3.84%
Since Inception†	3.77%	3.77%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.14%, 1.90%, 1.86%, 0.84%, 1.39%, 1.09% and 0.66% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.
†	Inception Dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BALANCED SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	18.67%
5 Years	2.31%
10 Years	3.49%

Class B Shares
1 Year	18.95%
5 Years	2.43%
10 Years(a)	3.33%

Class C Shares
1 Year	22.04%
5 Years	2.46%
10 Years	3.19%

Advisor Class Shares†
1 Year	24.18%
5 Years	3.50%
10 Years	4.25%

Class R Shares†
1 Year	23.56%
5 Years	2.91%
Since Inception*	4.45%

Class K Shares†
1 Year	23.87%
5 Years	3.21%
Since Inception*	3.12%

Class I Shares†
1 Year	24.49%
5 Years	3.63%
Since Inception*	3.51%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed below.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BALANCED SHARES •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,125.73	$1,019.35	$5.94	$5.64
Class B	$1,000	$1,000	$1,120.88	$1,015.56	$9.94	$9.45
Class C	$1,000	$1,000	$1,121.14	$1,015.71	$9.78	$9.30
Advisor Class	$1,000	$1,000	$1,126.95	$1,020.79	$4.40	$4.18
Class R	$1,000	$1,000	$1,123.79	$1,018.05	$7.31	$6.94
Class K	$1,000	$1,000	$1,125.06	$1,019.60	$5.67	$5.39
Class I	$1,000	$1,000	$1,128.06	$1,021.74	$3.40	$3.23
*	Expenses are equal to the classes’ annualized expense ratios of 1.12%, 1.88%, 1.85%, 0.83%, 1.38%, 1.07% and 0.64%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BALANCED SHARES

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $605.6

TEN LARGEST HOLDINGS**

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Federal National Mortgage Association	$41,791,616	6.9%
U.S. Treasury Notes	18,832,601	3.1
Amgen, Inc.	16,839,201	2.8
Chevron Corp.	15,944,222	2.6
UnitedHealth Group, Inc.	15,610,155	2.6
JPMorgan Chase & Co.	15,313,999	2.5
Lorillard, Inc.	14,690,015	2.4
Microsoft Corp.	13,432,871	2.2
BP PLC (Sponsored ADR)	12,355,328	2.1
Comcast Corp.	11,605,143	1.9
	$176,415,151	29.1%

*	All data are as of May 31, 2011. The Fund’s security type breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

ALLIANCEBERNSTEIN BALANCED SHARES •	9

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 67.5%
Health Care – 12.8%
Biotechnology – 4.5%
Amgen, Inc.(a)	278,150	$16,839,201
Gilead Sciences, Inc.(a)	254,300	10,614,482

		27,453,683

Health Care Providers & Services – 4.5%
AmerisourceBergen Corp. – Class A	79,500	3,276,990
Cardinal Health, Inc.	34,170	1,552,001
HCA Holdings, Inc.(a)	192,869	6,729,200
UnitedHealth Group, Inc.	318,900	15,610,155

		27,168,346

Life Sciences Tools & Services – 0.1%
Covance, Inc.(a)	13,007	765,592

Pharmaceuticals – 3.7%
Abbott Laboratories	63,250	3,304,813
Endo Pharmaceuticals Holdings, Inc.(a)	38,790	1,614,828
Forest Laboratories, Inc.(a)	82,640	2,976,693
Merck & Co., Inc.	209,230	7,689,202
Pfizer, Inc.	303,050	6,500,422

		22,085,958

		77,473,579

Financials – 12.1%
Capital Markets – 2.6%
BlackRock, Inc. – Class A	25,700	5,282,892
Franklin Resources, Inc.	24,950	3,233,021
Goldman Sachs Group, Inc. (The)	33,750	4,749,638
State Street Corp.	58,230	2,665,187

		15,930,738

Commercial Banks – 0.9%
PNC Financial Services Group, Inc.	38,035	2,374,145
Wells Fargo & Co.	106,050	3,008,638

		5,382,783

Diversified Financial Services – 3.1%
IntercontinentalExchange, Inc.(a)	34,150	4,120,198
JPMorgan Chase & Co.	343,850	14,868,074

		18,988,272

Insurance – 5.5%
ACE Ltd.	143,770	9,894,251
Axis Capital Holdings Ltd.	157,875	5,200,402
Loews Corp.	83,395	3,504,258
MetLife, Inc.	203,887	8,991,417

10	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Travelers Cos., Inc. (The)	89,950	$5,584,096

		33,174,424

		73,476,217

Information Technology – 9.5%
Computers & Peripherals – 1.3%
Apple, Inc.(a)	23,300	8,104,439

IT Services – 2.3%
Accenture PLC	65,593	3,764,382
Amdocs Ltd.(a)	82,650	2,515,866
International Business Machines Corp.	45,200	7,635,636

		13,915,884

Semiconductors & Semiconductor Equipment – 1.8%
Avago Technologies Ltd.	43,736	1,477,840
Intel Corp.	153,900	3,464,289
Marvell Technology Group Ltd.(a)	364,738	5,923,345

		10,865,474

Software – 4.1%
Activision Blizzard, Inc.	313,255	3,755,927
MICROS Systems, Inc.(a)	30,760	1,570,606
Microsoft Corp.	537,100	13,432,871
Oracle Corp.	172,150	5,890,973

		24,650,377

		57,536,174

Energy – 9.4%
Energy Equipment & Services – 1.2%
Dresser-Rand Group, Inc.(a)	14,323	753,103
Helmerich & Payne, Inc.	50,500	3,165,340
Oceaneering International, Inc.(a)	41,305	3,366,358

		7,284,801

Oil, Gas & Consumable Fuels – 8.2%
BP PLC (Sponsored ADR)	267,200	12,355,328
Chevron Corp.	151,980	15,944,222
Devon Energy Corp.	70,600	5,935,342
Exxon Mobil Corp.	134,610	11,235,896
Occidental Petroleum Corp.	38,515	4,153,843

		49,624,631

		56,909,432

Industrials – 8.0%
Aerospace & Defense – 2.4%
Honeywell International, Inc.	82,835	4,932,824
L-3 Communications Holdings, Inc.	21,630	1,766,090
Raytheon Co.	151,175	7,616,196

		14,315,110

ALLIANCEBERNSTEIN BALANCED SHARES •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Construction & Engineering – 0.5%
URS Corp.(a)	69,750	$3,073,185

Electrical Equipment – 1.0%
AMETEK, Inc.	70,500	3,066,045
Emerson Electric Co.	26,960	1,470,668
Hubbell, Inc. – Class B	24,820	1,642,091

		6,178,804

Industrial Conglomerates – 1.8%
General Electric Co.	540,300	10,611,492

Machinery – 1.2%
Dover Corp.	87,900	5,909,517
Joy Global, Inc.	15,730	1,410,195

		7,319,712

Road & Rail – 1.1%
Norfolk Southern Corp.	95,117	6,973,027

		48,471,330

Consumer Discretionary – 6.9%
Household Durables – 0.4%
Harman International Industries, Inc.	51,800	2,484,846

Internet & Catalog Retail – 1.1%
Liberty Media Corp. – Interactive(a)	355,623	6,475,895

Leisure Equipment & Products – 0.4%
Mattel, Inc.	78,881	2,082,064

Media – 2.8%
Comcast Corp. – Class A	452,115	11,411,383
Interpublic Group of Cos., Inc. (The)	353,088	4,212,340
Time Warner, Inc.	42,115	1,534,249

		17,157,972

Multiline Retail – 0.8%
Kohl’s Corp.	44,305	2,358,798
Target Corp.	48,950	2,424,493

		4,783,291

Specialty Retail – 1.4%
GameStop Corp. – Class A(a)	91,700	2,565,766
Lowe’s Cos., Inc.	110,400	2,665,056
TJX Cos., Inc.	63,400	3,361,468

		8,592,290

		41,576,358

Consumer Staples – 4.9%
Food & Staples Retailing – 1.1%
Kroger Co. (The)	256,536	6,367,224

12	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 0.3%
ConAgra Foods, Inc.	65,615	$1,668,589

Tobacco – 3.5%
Lorillard, Inc.	127,429	14,690,015
Philip Morris International, Inc.	91,500	6,565,125

		21,255,140

		29,290,953

Telecommunication Services – 3.1%
Diversified Telecommunication Services – 3.1%
AT&T, Inc.	307,350	9,699,966
CenturyLink, Inc.	56,446	2,437,903
Verizon Communications, Inc.	185,700	6,857,901

		18,995,770

Utilities – 0.8%
Gas Utilities – 0.6%
Energen Corp.	55,500	3,455,985

Multi-Utilities – 0.2%
DTE Energy Co.	29,800	1,538,276

		4,994,261

Total Common Stocks (cost $334,453,865)		408,724,074

	Principal Amount (000)
CORPORATES - INVESTMENT GRADES – 10.0%
Industrial – 4.7%
Basic – 0.7%
Alcoa, Inc. 6.75%, 7/15/18	$265	301,696
Anglo American Capital PLC 9.375%, 4/08/19(b)	400	542,899
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20	345	354,900
ArcelorMittal 6.125%, 6/01/18	325	350,929
ArcelorMittal USA, Inc. 6.50%, 4/15/14	235	262,517
Dow Chemical Co. (The) 7.375%, 11/01/29	60	75,010
7.60%, 5/15/14	185	215,655
8.55%, 5/15/19	385	501,355
International Paper Co. 7.95%, 6/15/18	490	597,023

ALLIANCEBERNSTEIN BALANCED SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

PPG Industries, Inc. 5.75%, 3/15/13	$545	$587,616
Teck Resources Ltd. 6.00%, 8/15/40	32	33,420
Vale Canada Ltd. 7.75%, 5/15/12	561	596,017

		4,419,037

Capital Goods – 0.3%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(b)	61	66,227
Lafarge SA 6.15%, 7/15/11	469	472,129
Owens Corning 6.50%, 12/01/16	353	386,996
Republic Services, Inc. 5.25%, 11/15/21	218	233,951
5.50%, 9/15/19	328	361,650

		1,520,953

Communications - Media – 0.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)	480	539,808
CBS Corp. 8.875%, 5/15/19	429	554,165
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22	440	618,794
Comcast Corp. 5.15%, 3/01/20	180	193,760
DirecTV Holdings LLC / DirecTV Financing Co., Inc. 4.60%, 2/15/21	175	177,039
4.75%, 10/01/14	240	262,968
News America, Inc. 6.15%, 3/01/37	446	462,278
9.25%, 2/01/13	150	169,824
Reed Elsevier Capital, Inc. 8.625%, 1/15/19	290	372,034
Time Warner Entertainment Co. LP 8.375%, 3/15/23	725	923,598
WPP Finance UK 8.00%, 9/15/14	423	498,439

		4,772,707

Communications - Telecommunications – 0.5%
American Tower Corp. 5.05%, 9/01/20	430	431,542
AT&T, Inc. 4.45%, 5/15/21	225	229,165

14	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

British Telecommunications PLC 5.15%, 1/15/13	$625	$665,182
Embarq Corp. 7.082%, 6/01/16	194	220,000
Qwest Corp. 7.50%, 10/01/14	398	451,730
7.875%, 9/01/11	85	86,063
Telecom Italia Capital SA 6.175%, 6/18/14	545	596,182
TELUS Corp. 8.00%, 6/01/11	164	164,000

		2,843,864

Consumer Cyclical - Automotive – 0.3%
Daimler Finance North America LLC 5.75%, 9/08/11	240	243,328
7.30%, 1/15/12	211	219,611
Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	418	455,894
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)	456	483,284
Volvo Treasury AB 5.95%, 4/01/15(b)	497	554,042

		1,956,159

Consumer Cyclical - Entertainment – 0.2%
Time Warner, Inc. 7.625%, 4/15/31	600	723,605
Viacom, Inc. 5.625%, 9/15/19	535	598,551

		1,322,156

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19	255	301,019

Consumer Non-Cyclical – 0.5%
Ahold Finance USA LLC 6.875%, 5/01/29	535	614,115
Altria Group, Inc. 9.70%, 11/10/18	365	487,443
Bunge Ltd. Finance Corp. 5.875%, 5/15/13	415	446,943
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(b)	590	641,034
Delhaize Group SA 5.875%, 2/01/14	150	165,136
Fortune Brands, Inc. 3.00%, 6/01/12	130	132,013
4.875%, 12/01/13	355	378,358

ALLIANCEBERNSTEIN BALANCED SHARES •	15

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Newell Rubbermaid, Inc. 5.50%, 4/15/13	$200	$214,831
Whirlpool Corp. 8.60%, 5/01/14	75	87,823

		3,167,696

Energy – 0.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16	540	610,104
Hess Corp. 8.125%, 2/15/19	195	250,953
Marathon Petroleum Corp. 3.50%, 3/01/16(b)	63	64,689
5.125%, 3/01/21(b)	107	111,615
Nabors Industries, Inc. 9.25%, 1/15/19	465	603,996
Noble Energy, Inc. 8.25%, 3/01/19	430	554,602
Noble Holding International Ltd. 4.90%, 8/01/20	41	43,226
Valero Energy Corp. 6.125%, 2/01/20	452	505,189
6.875%, 4/15/12	65	68,190
Weatherford International Ltd./Bermuda 5.15%, 3/15/13	185	196,501
9.625%, 3/01/19	280	365,523
Williams Cos., Inc. (The) 7.875%, 9/01/21	273	355,804

		3,730,392

Other Industrial – 0.1%
Noble Group Ltd. 6.75%, 1/29/20(b)	635	684,212

Technology – 0.3%
Agilent Technologies, Inc. 5.00%, 7/15/20	81	85,736
Computer Sciences Corp. 5.50%, 3/15/13	465	496,416
Motorola Solutions, Inc. 6.50%, 9/01/25	355	399,086
7.50%, 5/15/25	90	106,111
Xerox Corp. 8.25%, 5/15/14	435	512,980

		1,600,329

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14	452	490,109

16	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Transportation - Services – 0.2%
Asciano Finance Ltd. 3.125%, 9/23/15(b)	$530	$526,542
Con-way, Inc. 6.70%, 5/01/34	392	380,378
Ryder System, Inc. 5.85%, 11/01/16	164	185,256
7.20%, 9/01/15	147	172,835

		1,265,011

		28,073,644

Financial Institutions – 4.1%
Banking – 2.1%
Bank of America Corp. 5.625%, 7/01/20	920	966,153
BankAmerica Capital II Series 2 8.00%, 12/15/26	559	573,674
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17	1,020	1,118,527
Citigroup, Inc. 5.50%, 4/11/13	490	524,099
8.50%, 5/22/19	675	847,674
Countrywide Financial Corp. 6.25%, 5/15/16	143	155,654
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20	475	510,469
7.50%, 2/15/19	400	468,870
JPMorgan Chase & Co. 4.40%, 7/22/20	450	445,925
Lloyds TSB Bank PLC 4.375%, 1/12/15(b)	520	537,279
M&I Marshall & Ilsley Bank 5.00%, 1/17/17	500	543,883
Macquarie Group Ltd. 4.875%, 8/10/17(b)	540	555,553
Morgan Stanley 5.50%, 7/24/20	820	843,671
6.625%, 4/01/18	390	438,968
Nationwide Building Society 6.25%, 2/25/20(b)	605	648,179
PNC Funding Corp. 5.125%, 2/08/20	190	205,970
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21	395	415,915
Shinhan Bank 4.125%, 10/04/16(b)	470	478,706
Societe Generale 2.50%, 1/15/14(b)	240	244,119
5.20%, 4/15/21(b)	260	261,980

ALLIANCEBERNSTEIN BALANCED SHARES •	17

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Sovereign Bank/Wyomissing PA 5.125%, 3/15/13	$474	$492,474
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(b)	235	243,336
Union Bank NA 5.95%, 5/11/16	405	448,485
Wachovia Corp. 5.50%, 5/01/13	820	886,344

		12,855,907

Brokerage – 0.1%
Jefferies Group, Inc. 5.125%, 4/13/18	249	251,903
6.875%, 4/15/21	211	232,025

		483,928

Finance – 0.2%
HSBC Finance Corp. 7.00%, 5/15/12	365	386,571
SLM Corp. Series A 5.375%, 1/15/13	596	624,468

		1,011,039

Insurance – 1.4%
Aflac, Inc. 3.45%, 8/15/15	85	87,722
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16	165	189,314
Allstate Corp. (The) 7.45%, 5/16/19	470	571,426
American International Group, Inc. 6.40%, 12/15/20	340	370,356
AON Corp. 3.125%, 5/27/16	305	306,477
Assurant, Inc. 5.625%, 2/15/14	245	263,192
CIGNA Corp. 5.125%, 6/15/20	205	219,400
Coventry Health Care, Inc. 5.95%, 3/15/17	130	140,642
6.125%, 1/15/15	55	59,408
6.30%, 8/15/14	260	280,049
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(b)	120	119,074
Genworth Financial, Inc. 6.515%, 5/22/18	495	507,907
Guardian Life Insurance Co. of America 7.375%, 9/30/39(b)	315	386,968
Hartford Financial Services Group, Inc. 4.00%, 3/30/15	120	124,783
5.50%, 3/30/20	380	401,919

18	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Humana, Inc. 7.20%, 6/15/18	$430	$507,104
Liberty Mutual Group, Inc. 5.75%, 3/15/14(b)	519	553,329
Lincoln National Corp. 8.75%, 7/01/19	172	222,631
Markel Corp. 7.125%, 9/30/19	261	300,478
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(b)	345	497,323
Metlife Capital Trust IV 7.875%, 12/15/37(b)	260	290,449
MetLife, Inc. 4.75%, 2/08/21	115	118,413
7.717%, 2/15/19	158	193,817
Nationwide Mutual Insurance Co. 5.81%, 12/15/24(b)	493	481,945
Principal Financial Group, Inc. 7.875%, 5/15/14	490	569,579
Prudential Financial, Inc. 5.15%, 1/15/13	520	550,096
QBE Capital Funding III Ltd. 7.25%, 5/24/41(b)	250	251,754
XL Group PLC 5.25%, 9/15/14	68	73,548

		8,639,103

Other Finance – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(b)	192	200,278
ORIX Corp. 4.71%, 4/27/15	544	563,805

		764,083

REITS – 0.2%
ERP Operating LP 5.25%, 9/15/14	540	595,429
HCP, Inc. 5.95%, 9/15/11	505	512,189

		1,107,618

		24,861,678

Utility – 0.7%
Electric – 0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)	115	120,830
Ameren Corp. 8.875%, 5/15/14	335	392,491
Constellation Energy Group, Inc. 5.15%, 12/01/20	395	412,797

ALLIANCEBERNSTEIN BALANCED SHARES •	19

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

FirstEnergy Corp. Series B 6.45%, 11/15/11	$46	$47,077
Series C 7.375%, 11/15/31	395	459,201
Nisource Finance Corp. 6.80%, 1/15/19	480	561,181
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(b)	385	417,566
TECO Finance, Inc. 4.00%, 3/15/16	135	141,350
5.15%, 3/15/20	160	171,666
Union Electric Co. 6.70%, 2/01/19	60	71,030

		2,795,189

Natural Gas – 0.2%
DCP Midstream LLC 5.35%, 3/15/20(b)	181	193,402
EQT Corp. 8.125%, 6/01/19	266	328,132
TransCanada PipeLines Ltd. 6.35%, 5/15/67	730	745,667
Williams Partners LP 5.25%, 3/15/20	293	316,502

		1,583,703

		4,378,892

Non Corporate Sectors – 0.5%
Agencies - Not Government Guaranteed – 0.5%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(b)	505	628,094
Ecopetrol SA 7.625%, 7/23/19	218	258,602
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)	830	902,625
MDC-GMTN BV 3.75%, 4/20/16(b)	465	470,251
Petrobras International Finance Co. – Pifco 5.75%, 1/20/20	710	753,039

		3,012,611

Total Corporates - Investment Grades (cost $55,090,485)		60,326,825

MORTGAGE PASS-THRU’S – 6.7%
Agency Fixed Rate 30-Year – 5.1%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35	2,578	2,803,905

20	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Federal National Mortgage Association 4.00%, 1/01/41	$3,632	$3,662,257
5.50%, 5/01/38-6/01/38	3,083	3,345,911
6.00%, 10/01/37-2/01/40	3,355	3,689,447
Series 2004 6.00%, 11/01/34	1,643	1,819,860
Series 2006 5.00%, 2/01/36	3,229	3,450,194
Series 2008 5.50%, 8/01/37	6,430	6,991,696
6.00%, 3/01/37-5/01/38	3,920	4,320,981
Series 2010 6.00%, 4/01/40	574	631,249

		30,715,500

Agency Fixed Rate 15-Year – 1.2%
Federal National Mortgage Association 4.50%, TBA	7,110	7,537,710

Agency ARMs – 0.4%
Federal Home Loan Mortgage Corp. 2.653%, 4/01/36(c)	1,001	1,049,941
Series 2006 5.942%, 1/01/37(d)	168	177,618
6.039%, 12/01/36(d)	90	95,726
Series 2007 5.993%, 2/01/37(d)	185	194,299
6.067%, 1/01/37(d)	93	98,251
Federal National Mortgage Association Series 2007 3.536%, 8/01/37(c)	350	369,697
5.937%, 2/01/37(d)	155	162,917

		2,148,449

Total Mortgage Pass-Thru’s (cost $38,869,458)		40,401,659

GOVERNMENTS - TREASURIES – 4.7%
United States – 4.7%
U.S. Treasury Bonds 4.50%, 2/15/36	3,980	4,214,446
4.625%, 2/15/40	3,160	3,383,668
5.375%, 2/15/31	1,955	2,343,556
U.S. Treasury Notes 2.125%, 2/29/16	9,215	9,448,978
2.625%, 4/30/16-11/15/20	7,813	7,664,713
3.625%, 2/15/20	1,614	1,718,910

Total Governments - Treasuries (cost $28,128,885)		28,774,271

ALLIANCEBERNSTEIN BALANCED SHARES •	21

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

AGENCIES – 3.2%
Agency Debentures – 3.2%
Federal Farm Credit Bank 0.22%, 10/12/12(d)	$1,300	$1,300,997
0.226%, 9/20/12(d)	400	400,364
0.243%, 4/26/13(d)	5,845	5,852,318
0.253%, 6/26/13(d)	2,700	2,703,769
Federal National Mortgage Association 0.227%, 10/18/12(d)	600	600,002
0.227%, 9/17/12(d)	605	605,546
6.25%, 5/15/29	3,706	4,604,149
Residual Funding Corp. Principal Strip 0.01%, 7/15/20	4,275	3,140,064

Total Agencies (cost $18,719,341)		19,207,209

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.0%
Non-Agency Fixed Rate CMBS – 2.9%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	1,510	1,645,772
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	1,230	1,324,568
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.289%, 4/10/37	360	335,070
Series 2007-GG9, Class A4 5.444%, 3/10/39	1,070	1,158,855
Series 2007-GG11, Class A4 5.736%, 12/10/49	1,300	1,404,246
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-C1, Class A4 5.716%, 2/15/51	1,720	1,879,418
Series 2007-CB18, Class A4 5.44%, 6/12/47	1,735	1,887,231
Series 2007-LD11, Class A4 5.817%, 6/15/49	1,735	1,902,997
LB-UBS Commercial Mortgage Trust Series 2006-C7, Class A3 5.347%, 11/15/38	1,020	1,111,218
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46	1,805	1,964,461
Series 2006-4, Class AM 5.204%, 12/12/49	435	432,868

22	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class A4 5.509%, 4/15/47	$1,730	$1,837,060
Series 2007-C32, Class A3 5.743%, 6/15/49	693	748,730

		17,632,494

Agency CMBS – 0.1%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20	705	697,830

Total Commercial Mortgage-Backed Securities (cost $16,184,385)		18,330,324

CORPORATES - NON-INVESTMENT GRADES – 1.3%
Industrial – 1.0%
Basic – 0.1%
Georgia-Pacific LLC 5.40%, 11/01/20(b)	78	81,088
Lyondell Chemical Co. 8.00%, 11/01/17(b)	148	166,500
Nalco Co. 6.625%, 1/15/19(b)	180	186,975
United States Steel Corp. 5.65%, 6/01/13	414	434,700

		869,263

Capital Goods – 0.1%
Building Materials Corp. of America 6.75%, 5/01/21(b)	48	48,360
Case New Holland, Inc. 7.875%, 12/01/17(b)	166	184,675
Griffon Corp. 7.125%, 4/01/18(b)	90	91,800
Huntington Ingalls Industries, Inc. 6.875%, 3/15/18(b)	45	46,913
7.125%, 3/15/21(b)	45	46,969
Textron Financial Corp. 5.40%, 4/28/13	103	109,494

		528,211

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18	77	81,620
8.125%, 4/30/20	26	28,113
CSC Holdings LLC 8.50%, 4/15/14	245	274,400
EH Holding Corp. 6.50%, 6/15/19(b)	120	121,350

ALLIANCEBERNSTEIN BALANCED SHARES •	23

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

RR Donnelley & Sons Co. 5.50%, 5/15/15	$480	$487,343

		992,826

Communications - Telecommunications – 0.0%
eAccess Ltd. 8.25%, 4/01/18(b)	100	101,750
Windstream Corp. 7.875%, 11/01/17	170	185,937

		287,687

Consumer Cyclical - Automotive – 0.1%
Delphi Corp. 5.875%, 5/15/19(b)	39	38,708
6.125%, 5/15/21(b)	64	64,000
Ford Motor Co. 7.45%, 7/16/31	220	249,807
Ford Motor Credit Co. LLC 5.75%, 2/01/21	200	201,554

		554,069

Consumer Cyclical - Other – 0.1%
Wyndham Worldwide Corp. 6.00%, 12/01/16	428	457,188

Consumer Cyclical - Retailers – 0.1%
JC Penney Co., Inc. 5.65%, 6/01/20	435	429,562
Limited Brands, Inc. 6.625%, 4/01/21	190	198,075

		627,637

Consumer Non-Cyclical – 0.2%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(b)	195	191,588
HCA, Inc. 7.875%, 2/15/20	185	203,384
8.50%, 4/15/19	65	72,719
Universal Health Services, Inc. 7.125%, 6/30/16	410	454,664

		922,355

Energy – 0.1%
Chesapeake Energy Corp. 6.125%, 2/15/21	188	191,290
Oil States International, Inc. 6.50%, 6/01/19(b)	108	108,675
Range Resources Corp. 5.75%, 6/01/21	140	139,475
Tesoro Corp. 6.50%, 6/01/17	285	293,550

		732,990

		5,972,226

24	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 0.2%
Brokerage – 0.0%
Lehman Brothers Holdings, Inc. 7.875%, 11/01/09(e)	$845	$219,700

Insurance – 0.2%
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(d)	555	535,548
XL Group PLC Series E 6.50%, 4/15/17	355	335,031

		870,579

		1,090,279

Utility – 0.1%
Electric – 0.1%
AES Corp. (The) 7.75%, 3/01/14-10/15/15	250	273,275
CMS Energy Corp. 8.75%, 6/15/19	205	254,575
GenOn Energy, Inc. 7.625%, 6/15/14	145	151,525

		679,375

Total Corporates - Non-Investment Grades (cost $8,022,162)		7,741,880

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.4%
HSBC Home Equity Loan Trust Series 2007-1, Class M1 0.576%, 3/20/36(d)	2,680	1,812,910
Indymac Residential Asset Backed Trust Series 2006-D, Class 2A2 0.304%, 11/25/36(d)	822	650,912
Option One Mortgage Loan Trust Series 2007-2, Class M1 0.554%, 3/25/37(d)(f)	930	6,697

		2,470,519

Credit Cards - Floating Rate – 0.1%
Discover Card Master Trust Series 2010-A1, Class A1 0.848%, 9/15/15(d)	244	246,022
Series 2009-A1, Class A1 1.498%, 12/15/14(d)	265	268,194
Series 2009-A2, Class A 1.498%, 2/17/15(d)	230	232,514

ALLIANCEBERNSTEIN BALANCED SHARES •	25

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

MBNA Credit Card Master Note Trust Series 2006-A2, Class A2 0.258%, 6/15/15(d)	$240	$239,591

		986,321

Other ABS - Fixed Rate – 0.1%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15	433	433,840

Total Asset-Backed Securities (cost $5,848,774)		3,890,680

	Shares
PREFERRED STOCKS – 0.3%
Industrial – 0.2%
Communications - Telecommunications – 0.2%
Centaur Funding Corp. 9.08%(b)	1,200	1,401,750

Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50%	9,000	233,820

Utility – 0.0%
Other Utility – 0.0%
DTE Energy Trust I 7.80%	5,000	134,050

Total Preferred Stocks (cost $1,797,090)		1,769,620

	Principal Amount (000)
QUASI-SOVEREIGNS – 0.2%
Russia – 0.1%
Russian Agricultural Bank OJSC Via RSHB Capital SA 6.299%, 5/15/17(b)	$655	696,756

Malaysia – 0.1%
Petronas Capital Ltd. 5.25%, 8/12/19(b)	435	472,637

26	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kazakhstan – 0.0%
KazMunayGas National Co. 7.00%, 5/05/20(b)	$301	$335,973

Total Quasi-Sovereigns (cost $1,373,600)		1,505,366

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.1%
United States – 0.1%
California GO 7.625%, 3/01/40 (cost $581,916)	570	675,347

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Hungary – 0.1%
Hungary Government International Bond 6.375%, 3/29/21 (cost $470,513)	474	494,738

EMERGING MARKETS - CORPORATE BONDS – 0.1%
Industrial – 0.1%
Basic – 0.1%
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(b) (cost $315,531)	315	353,588

CMOs – 0.0%
Non-Agency Floating Rate – 0.0%
Countrywide Alternative Loan Trust Series 2007-OA3, Class M1 0.504%, 4/25/47(d)(f) (cost $778,929)	780	4,405

	Shares

SHORT-TERM INVESTMENTS – 4.0%
Investment Companies – 4.0%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(g) (cost $24,241,868)	24,241,868	24,241,868

Total Investments – 101.8% (cost $534,876,802)		616,441,854
Other assets less liabilities – (1.8)%		(10,864,817)

Net Assets – 100.0%		$605,577,037

ALLIANCEBERNSTEIN BALANCED SHARES •	27

Portfolio of Investments

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2011, the aggregate market value of these securities amounted to $17,893,340 or 3.0% of net assets.

(c)	Variable rate coupon, rate shown as of May 31, 2011.

(d)	Floating Rate Security. Stated interest rate was in effect at May 31, 2011.

(e)	Security is in default and is non-income producing.

(f)	Illiquid security.

(g)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ABS – Asset-Backed Securities

ADR – American Depositary Receipt

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

GO – General Obligation

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

28	• ALLIANCEBERNSTEIN BALANCED SHARES

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $510,634,934)	$592,199,986
Affiliated issuers (cost $24,241,868)	24,241,868
Receivable for investment securities sold	5,341,911
Interest and dividends receivable	2,461,326
Receivable for capital stock sold	2,069,929

Total assets	626,315,020

Liabilities
Payable for investment securities purchased	12,485,529
Payable for capital stock redeemed	7,257,501
Advisory fee payable	249,765
Distribution fee payable	225,352
Transfer Agent fee payable	95,548
Administrative fee payable	25,364
Accrued expenses	398,924

Total liabilities	20,737,983

Net Assets	$605,577,037

Composition of Net Assets
Capital stock, at par	$384,042
Additional paid-in capital	608,603,294
Undistributed net investment income	1,622,521
Accumulated net realized loss on investment transactions	(86,597,872)
Net unrealized appreciation on investments	81,565,052

$605,577,037

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$418,150,036	26,109,214	$16.02	*

B	$70,144,148	4,677,831	$15.00

C	$77,170,012	5,115,362	$15.09

Advisor	$29,187,960	1,817,830	$16.06

R	$7,461,722	467,440	$15.96

K	$2,551,328	159,558	$15.99

I	$911,831	56,931	$16.02

*	The maximum offering price per share for Class A shares was $16.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$4,323,481
Affiliated issuers	12,170
Interest	4,098,948	$8,434,599

Expenses
Advisory fee (see Note B)	1,511,124
Distribution fee—Class A	592,547
Distribution fee—Class B	384,457
Distribution fee—Class C	382,628
Distribution fee—Class R	18,062
Distribution fee—Class K	3,371
Transfer agency—Class A	436,542
Transfer agency—Class B	101,051
Transfer agency—Class C	87,733
Transfer agency—Advisor Class	34,744
Transfer agency—Class R	9,392
Transfer agency—Class K	2,697
Transfer agency—Class I	145
Custodian	96,876
Printing	71,491
Registration fees	56,368
Administrative	38,060
Audit	28,343
Directors’ fees	25,712
Legal	25,325
Miscellaneous	26,036

Total expenses		3,932,704

Net investment income		4,501,895

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		30,622,588
Net change in unrealized appreciation/depreciation of investments		35,927,415

Net gain on investment transactions		66,550,003

Net Increase in Net Assets from Operations		$71,051,898

See notes to financial statements.

30	• ALLIANCEBERNSTEIN BALANCED SHARES

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$4,501,895	$11,005,181
Net realized gain on investment transactions	30,622,588	51,906,296
Net change in unrealized appreciation/depreciation of investments	35,927,415	(5,517,527)

Net increase in net assets from operations	71,051,898	57,393,950
Dividends to Shareholders from
Net investment income
Class A	(3,663,326)	(8,768,192)
Class B	(457,114)	(1,411,534)
Class C	(452,931)	(1,072,271)
Advisor Class	(337,703)	(1,013,673)
Class R	(52,045)	(112,220)
Class K	(23,508)	(69,847)
Class I	(16,010)	(49,346)
Capital Stock Transactions
Net decrease	(56,873,596)	(204,084,816)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	169

Total increase (decrease)	9,175,665	(159,187,780)

Net Assets
Beginning of period	596,401,372	755,589,152

End of period (including undistributed net investment income of $1,622,521 and $2,123,263, respectively)	$605,577,037	$596,401,372

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	31

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Balanced Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

32	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement

ALLIANCEBERNSTEIN BALANCED SHARES •	33

Notes to Financial Statements

date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$408,724,074	$—	$—	$408,724,074
Corporates – Investment Grades	—	60,326,825	—	60,326,825
Mortgage Pass-Thru’s	—	40,401,659	—	40,401,659
Governments – Treasuries	—	28,774,271	—	28,774,271
Agencies	—	19,207,209	—	19,207,209
Commercial Mortgage-Backed Securities	—	10,023,581	8,306,743	18,330,324
Corporates – Non-Investment Grades	—	7,741,880	—	7,741,880
Asset-Backed Securities	—	986,321	2,904,359	3,890,680
Preferred Stocks	367,870	1,401,750	—	1,769,620
Quasi-Sovereigns	—	1,505,366	—	1,505,366
Local Governments – Municipal Bonds	—	675,347	—	675,347
Governments – Sovereign Bonds	—	494,738	—	494,738
Emerging Markets – Corporate Bonds	—	353,588	—	353,588
CMOs	—	—	4,405	4,405
Short-Term Investments	24,241,868	—	—	24,241,868

Total Investments in Securities	433,333,812	171,892,535	11,215,507	616,441,854
Other Financial Instruments*	—	—	—	—

Total	$433,333,812	$171,892,535	$11,215,507	$616,441,854

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

34	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Commercial Mortgage- Backed Securities	Asset- Backed Securities	CMOs
Balance as of 11/30/10	$9,788,903	$3,708,341	$2,240
Accrued discounts /(premiums)	63,330	14	15
Realized gain (loss)	212,390	(309,404)	—
Change in unrealized appreciation/depreciation	57,136	531,765	2,150
Purchases	—	—	—
Sales	(1,815,016)	(1,026,357)	—
Transfers in to Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 5/31/11	$8,306,743	$2,904,359	$4,405

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/11*	$253,643	$354,761	$2,150

	Total
Balance as of 11/30/10	$13,499,484
Accrued discounts /(premiums)	63,359
Realized gain (loss)	(97,014)
Change in unrealized appreciation/depreciation	591,051
Purchases	—
Sales	(2,841,373)
Transfers in to Level 3	—
Transfers out of Level 3	—

Balance as of 5/31/11	$11,215,507

Net change in unrealized appreciation/depreciation from Investments held as of 5/31/11*	$610,554

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies,

ALLIANCEBERNSTEIN BALANCED SHARES •	35

Notes to Financial Statements

currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are

36	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .60% of the first $200 million, .50% of the next $200 million and .40% in excess of $400 million of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $38,060.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $231,645 for the six months ended May 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $3,527 from the sale of Class A shares and received $3,170, $10,177 and $1,080 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 16,442	$97,566	$89,766	$24,242	$12

ALLIANCEBERNSTEIN BALANCED SHARES •	37

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $206,534, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $1,531,710, $3,065,726, $357,219, and $224,248 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$107,697,587	$170,224,936
U.S. government securities	54,550,403	46,062,976

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$88,820,629
Gross unrealized depreciation	(7,255,577)

Net unrealized appreciation	$81,565,052

38	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Fund may enter into dollar rolls. Dollar rolls involve sales by the Fund of securities for delivery in the current month and the Fund’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Fund. For the six months ended May 31, 2011, the Fund earned drop income of $12,622 which is included in interest income in the accompanying statement of operations.

ALLIANCEBERNSTEIN BALANCED SHARES •	39

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	1,592,800	3,005,453	$24,588,583	$41,255,282

Shares issued in reinvestment of dividends	222,012	585,431	3,307,880	7,995,863

Shares converted from Class B	660,349	2,212,323	10,268,802	30,261,890

Shares redeemed	(4,193,044)	(13,835,974)	(64,214,237)	(191,477,287)

Net decrease	(1,717,883)	(8,032,767)	$(26,048,972)	$(111,964,252)

Class B
Shares sold	83,595	175,580	$1,195,017	$2,273,481

Shares issued in reinvestment of dividends	30,391	101,547	424,300	1,299,091

Shares converted to Class A	(704,567)	(2,358,179)	(10,268,802)	(30,261,890)

Shares redeemed	(594,477)	(1,732,799)	(8,535,878)	(22,335,933)

Net decrease	(1,185,058)	(3,813,851)	$(17,185,363)	$(49,025,251)

Class C
Shares sold	214,645	261,094	$3,072,325	$3,405,795

Shares issued in reinvestment of dividends	27,166	70,877	381,532	912,451

Shares redeemed	(668,238)	(1,430,069)	(9,609,266)	(18,549,031)

Net decrease	(426,427)	(1,098,098)	$(6,155,409)	$(14,230,785)

Advisor Class
Shares sold	249,060	487,652	$3,823,341	$6,677,813

Shares issued in reinvestment of dividends	22,124	71,712	330,219	981,076

Shares redeemed	(689,922)	(2,485,367)	(10,736,797)	(34,180,180)

Net decrease	(418,738)	(1,926,003)	$(6,583,237)	$(26,521,291)

40	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class R
Shares sold	60,946	119,629	$917,282	$1,646,259

Shares issued in reinvestment of dividends	3,500	8,378	52,044	114,100

Shares redeemed	(43,502)	(178,043)	(677,521)	(2,432,040)

Net increase (decrease)	20,944	(50,036)	$291,805	$(671,681)

Class K
Shares sold	24,663	77,798	$371,383	$1,049,415

Shares issued in reinvestment of dividends	1,581	5,122	23,507	69,846

Shares redeemed	(63,411)	(138,280)	(959,997)	(1,895,002)

Net decrease	(37,167)	(55,360)	$(565,107)	$(775,741)

Class I
Shares sold	2,182	7,425	$33,416	$102,795

Shares issued in reinvestment of dividends	1,074	3,613	16,010	49,345

Shares redeemed	(43,047)	(74,204)	(676,739)	(1,047,955)

Net decrease	(39,791)	(63,166)	$(627,313)	$(895,815)

For the year ended November 30, 2010, the Fund received $169 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

ALLIANCEBERNSTEIN BALANCED SHARES •	41

Notes to Financial Statements

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

42	• ALLIANCEBERNSTEIN BALANCED SHARES

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$12,497,083	$17,157,744

Total taxable distributions	12,497,083	17,157,744

Total distributions paid	$12,497,083	$17,157,744

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,123,266
Accumulated capital and other losses	(115,523,934	)(a)
Unrealized appreciation/(depreciation)	43,941,114	(b)

Total accumulated earnings/(deficit)	$(69,459,554)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $115,523,934 of which $38,741,280 expires in the year 2016 and $76,782,654 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $46,479,435.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributed to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN BALANCED SHARES •	43

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.36	$ 13.43	$ 11.06	$ 18.28	$ 18.29	$ 17.60

Income From Investment Operations
Net investment income(a)	.13	.25	.27	.34	.38	.34
Net realized and unrealized gain (loss) on investment transactions	1.67	.95	2.39	(5.85)	.46	1.61
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.80	1.20	2.66	(5.51)	.87	1.95

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.27)	(.29)	(.36)	(.39)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.14)	(.27)	(.29)	(1.71)	(.88)	(1.26)

Net asset value, end of period	$ 16.02	$ 14.36	$ 13.43	$ 11.06	$ 18.28	$ 18.29

Total Return
Total investment return based on net asset value(c)	12.57	%*	9.04	%*	24.43	%*	(33.06	)%*	4.82	%*	11.81%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$418,150	$399,687	$481,427	$452,619	$956,157	$972,991
Ratio to average net assets of:
Expenses	1.12	%(d)	1.14	%(e)	1.08%	.97%	.92%	.88	%(e)
Net investment income	1.66	%(d)	1.83	%(e)	2.30%	2.30%	2.10%	2.00	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

44	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.46	$ 12.59	$ 10.39	$ 17.27	$ 17.32	$ 16.74

Income From Investment Operations
Net investment income(a)	.06	.14	.17	.22	.23	.20
Net realized and unrealized gain (loss) on investment transactions	1.56	.90	2.23	(5.51)	.43	1.52
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.62	1.04	2.40	(5.29)	.69	1.72

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.17)	(.20)	(.24)	(.25)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.08)	(.17)	(.20)	(1.59)	(.74)	(1.14)

Net asset value, end of period	$ 15.00	$ 13.46	$ 12.59	$ 10.39	$ 17.27	$ 17.32

Total Return
Total investment return based on net asset value(c)	12.09	%*	8.34	%*	23.41	%*	(33.56	)%*	4.06	%*	10.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$70,144	$78,888	$121,871	$155,339	$360,548	$478,595
Ratio to average net assets of:
Expenses	1.88	%(d)	1.90	%(e)	1.85%	1.72%	1.67%	1.62	%(e)
Net investment income	.90	%(d)	1.07	%(e)	1.53%	1.54%	1.34%	1.24	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

ALLIANCEBERNSTEIN BALANCED SHARES •	45

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.54	$ 12.67	$ 10.44	$ 17.35	$ 17.40	$ 16.80

Income From Investment Operations
Net investment income(a)	.07	.14	.18	.22	.24	.21
Net realized and unrealized gain (loss) on investment transactions	1.56	.90	2.25	(5.54)	.42	1.53
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.63	1.04	2.43	(5.32)	.69	1.74

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.17)	(.20)	(.24)	(.25)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.08)	(.17)	(.20)	(1.59)	(.74)	(1.14)

Net asset value, end of period	$ 15.09	$ 13.54	$ 12.67	$ 10.44	$ 17.35	$ 17.40

Total Return
Total investment return based on net asset value(c)	12.11	%*	8.29	%*	23.59	%*	(33.58	)%*	4.04	%*	11.02%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$77,170	$75,021	$84,098	$81,907	$168,496	$176,454
Ratio to average net assets of:
Expenses	1.85	%(d)	1.86	%(e)	1.81%	1.70%	1.66%	1.61	%(e)
Net investment income	.93	%(d)	1.10	%(e)	1.57%	1.58%	1.36%	1.27	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

46	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.40	$ 13.46	$ 11.08	$ 18.32	$ 18.33	$ 17.64

Income From Investment Operations
Net investment income(a)	.15	.29	.31	.39	.44	.39
Net realized and unrealized gain (loss) on investment transactions	1.67	.96	2.39	(5.87)	.45	1.61
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.82	1.25	2.70	(5.48)	.92	2.00

Less: Dividends and Distributions
Dividends from net investment income	(.16)	(.31)	(.32)	(.41)	(.44)	(.37)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.16)	(.31)	(.32)	(1.76)	(.93)	(1.31)

Net asset value, end of period	$ 16.06	$ 14.40	$ 13.46	$ 11.08	$ 18.32	$ 18.33

Total Return
Total investment return based on net asset value(c)	12.69	%*	9.41	%*	24.84	%*	(32.89	)%*	5.11	%*	12.10%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,188	$32,205	$56,024	$51,761	$91,198	$107,657
Ratio to average net assets of:
Expenses	.83	%(d)	.84	%(e)	.79%	.68%	.63%	.60	%(e)
Net investment income	1.95	%(d)	2.12	%(e)	2.59%	2.61%	2.38%	2.28	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

ALLIANCEBERNSTEIN BALANCED SHARES •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25	$ 17.58

Income From Investment Operations
Net investment income(a)	.11	.21	.24	.31	.34	.30
Net realized and unrealized gain (loss) on investment transactions	1.65	.96	2.38	(5.85)	.43	1.58
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.76	1.17	2.62	(5.54)	.80	1.88

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.24)	(.26)	(.32)	(.33)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.11)	(.24)	(.26)	(1.67)	(.82)	(1.21)

Net asset value, end of period	$ 15.96	$ 14.31	$ 13.38	$ 11.02	$ 18.23	$ 18.25

Total Return
Total investment return based on net asset value(c)	12.38	%*	8.81	%*	24.15	%*	(33.27	)%*	4.47	%*	11.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,462	$6,391	$6,645	$5,753	$8,432	$3,197
Ratio to average net assets of:
Expenses	1.38	%(d)	1.39	%(e)	1.32%	1.25%	1.24%	1.22	%(e)
Net investment income	1.41	%(d)	1.57	%(e)	2.06%	2.06%	1.83%	1.72	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

48	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.34	$ 13.40	$ 11.03	$ 18.24	$ 18.28	$ 17.60

Income From Investment Operations
Net investment income(a)	.13	.26	.28	.35	.42	.65
Net realized and unrealized gain (loss) on investment transactions	1.65	.95	2.38	(5.85)	.40	1.29†
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.78	1.21	2.66	(5.50)	.85	1.94

Less: Dividends and Distributions
Dividends from net investment income	(.13)	(.27)	(.29)	(.36)	(.40)	(.32)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.13)	(.27)	(.29)	(1.71)	(.89)	(1.26)

Net asset value, end of period	$ 15.99	$ 14.34	$ 13.40	$ 11.03	$ 18.24	$ 18.28

Total Return
Total investment return based on net asset value(c)	12.51	%*	9.18	%*	24.57	%*	(33.07	)%*	4.74	%*	11.74%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,551	$2,820	$3,378	$5,437	$7,715	$285
Ratio to average net assets of:
Expenses	1.07	%(d)	1.09	%(e)	1.02%	.97%	.93%	.91	%(e)
Net investment income	1.72	%(d)	1.88	%(e)	2.37%	2.35%	2.14%	2.15	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

ALLIANCEBERNSTEIN BALANCED SHARES •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2011 (unaudited)

Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 14.36	$ 13.42	$ 11.04	$ 18.26	$ 18.27	$ 17.60

Income From Investment Operations
Net investment income(a)	.17	.32	.33	.42	.44	.39
Net realized and unrealized gain (loss) on investment transactions	1.66	.95	2.39	(5.87)	.45	1.60
Contributions from Adviser	– 0	–	– 0	–	– 0	–	– 0	–	.03	.00	(b)

Net increase (decrease) in net asset value from operations	1.83	1.27	2.72	(5.45)	.92	1.99

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.33)	(.34)	(.42)	(.44)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.35)	(.49)	(.94)

Total dividends and distributions	(.17)	(.33)	(.34)	(1.77)	(.93)	(1.32)

Net asset value, end of period	$ 16.02	$ 14.36	$ 13.42	$ 11.04	$ 18.26	$ 18.27

Total Return
Total investment return based on net asset value(c)	12.81	%*	9.64	%*	25.09	%*	(32.84	)%*	5.12	%*	12.07%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$912	$1,389	$2,146	$18,409	$2,748	$3,968
Ratio to average net assets of:
Expenses	.64	%(d)	.66	%(e)	.69%	.62%	.60%	.59	%(e)
Net investment income	2.14	%(d)	2.30	%(e)	2.69%	2.72%	2.40%	2.28	%(e)
Portfolio turnover rate	27%	69%	111%	118%	66%	52%

See footnote summary on page 51.

50	• ALLIANCEBERNSTEIN BALANCED SHARES

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Amount is less than $.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the six months ended May 31, 2011 and years ended November 30, 2010, November 30, 2009, November 30, 2008 and November 30, 2007 by 0.02%, 0.20%, 0.27%, 0.05% and 0.13%, respectively.

†	Due to the timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

See notes to financial statements.

ALLIANCEBERNSTEIN BALANCED SHARES •	51

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,

Senior Vice President and Independent Compliance Officer

Frank V. Caruso(2), Vice President

Paul J. DeNoon(2), Vice President

Vincent C. DuPont, Vice President

Shawn E. Keegan(2), Vice President

Alison M. Martier(2), Vice President

Douglas J. Peebles(2), Vice  President

Greg J. Wilensky(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public

Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Balanced Shares Investment Team, comprised of senior members of the Relative Value Investment Team and senior members of the Adviser’s U.S. Investment Grade Core Fixed-Income Team. Mr. Frank Caruso is the investment professional responsible for the day-to-day management of the equity component of the Fund’s portfolio and Messrs. Paul DeNoon, Shawn Keegan, Douglas Peebles and Greg Wilensky and Ms. Alison Martier are the investment professionals responsible for the day-to-day management of the debt component of the Fund’s portfolio.

52	• ALLIANCEBERNSTEIN BALANCED SHARES

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Balanced Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

ALLIANCEBERNSTEIN BALANCED SHARES •	53

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

54	• ALLIANCEBERNSTEIN BALANCED SHARES

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with a composite index (60% Russell 1000 Value Index/40% Barclays Capital US Aggregate Bond Index) (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended February 28, 2011. The directors noted that the Fund was in the 5th quintile of the Performance Group and the Performance Universe for the 1- and 5-year periods, in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 3-year period, and in the 3rd quintile of the Performance Group and the Performance Universe for the 10-year period. The Fund outperformed the Index in the 1-year period but lagged the Index in the 3-, 5- and 10-year periods. The directors also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Mixed-Asset Target Allocation Growth Funds Average and the Index. The directors also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the directors retained confidence in the Adviser’s ability to advise the Fund and concluded that the Fund’s performance over time had been acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee advisory rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN BALANCED SHARES •	55

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed the relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized institutional accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., equity and fixed income securities).

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The information reviewed by the directors showed that, at the Fund’s current size, its contractual effective advisory fee rate of 49.6 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale.

56	• ALLIANCEBERNSTEIN BALANCED SHARES

The directors also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN BALANCED SHARES •	57

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Balanced Shares, Inc. (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Directors on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

58	• ALLIANCEBERNSTEIN BALANCED SHARES

relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement.3

Fund	Net Assets 03/31/11 ($MIL)	Advisory Fee Based on % of Average Daily Net Assets
Balanced Shares, Inc.	$609.3	60 bp on 1st $200 million 50 bp on next $200 million 40 bp on the balance

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $82,809 (0.01% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year
Balanced Shares, Inc.	Advisor Class A Class B Class C Class R Class K Class I	0.84 1.14 1.90 1.86 1.39 1.09 0.66	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies.

3	The Fund’s fee schedule was not amended in connection with the Adviser’s settlement with the NYAG in December 2003 since the Fund’s fee schedule already had lower breakpoints than the NYAG related fee schedule for AllianceBernstein Mutual Funds in the “Balanced” category.

ALLIANCEBERNSTEIN BALANCED SHARES •	59

The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a substantially similar investment style as the Fund.4 However, with respect to the Fund, the Adviser represented that there is no institutional product that has a similar investment style as the Fund.

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

60	• ALLIANCEBERNSTEIN BALANCED SHARES

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Fund.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.5 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)6 at the approximate current asset level of the Fund.7

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[8]	Lipper Exp. Group Median (%)	Rank
Balanced Shares, Inc.	0.496	0.700	2/13

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The

5	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

6	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

7	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

8	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

ALLIANCEBERNSTEIN BALANCED SHARES •	61

EU9 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[10]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Balanced Shares, Inc.	1.147	1.179	4/13	1.194	17/52

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In

9	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

10	Most recently completed fiscal year end Class A total expense ratio.

62	• ALLIANCEBERNSTEIN BALANCED SHARES

addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $7,977, $3,080,907 and $41,230 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $587,259 in fees from the Fund.11

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

11	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

ALLIANCEBERNSTEIN BALANCED SHARES •	63

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,12 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli13 study on advisory fees and various fund characteristics.14 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

12	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

13	The Deli study was originally published in 2002 based on 1997 data.

14	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

64	• ALLIANCEBERNSTEIN BALANCED SHARES

The information prepared by Lipper shows the 1, 3, 5 and 10 year performance rankings of the Fund16 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)17 for the periods ended February 28, 2011.18

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	15.74	16.93	18.24	11/13	89/106
3 year	1.93	3.25	3.20	11/12	73/97
5 year	2.55	3.22	3.86	11/12	68/82
10 year	3.81	3.18	4.04	3/7	26/46

16	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

17	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including or excluding a fund in a PU is somewhat different from that of an EU.

18	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN BALANCED SHARES •	65

Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)19 versus its benchmark.20 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.21

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)				Since Inception (%)	Annualized		Risk Period (Year)
		3 Year (%)	5 Year (%)	10 Year (%)		Volatility (%)	Sharpe (%)
Balanced Shares, Inc.	15.74	1.93	2.55	3.81	8.97	11.06	0.19	10
60% Russell 1000 Value Index / 40% Barclays Capital Aggregate Bond Index	15.51	2.00	3.69	5.08	N/A	9.82	0.32	10
Russell 1000 Value Index	22.16	-1.17	1.57	4.12	N/A	16.28	0.19	10
Barclays Capital U.S. Aggregate Index	4.93	5.29	5.80	5.61	N/A	3.78	0.86	10
Inception Date: February 12, 1969

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

19	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

20	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

21	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

66	• ALLIANCEBERNSTEIN BALANCED SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BALANCED SHARES •	67

AllianceBernstein Family of Funds

NOTES

68	• ALLIANCEBERNSTEIN BALANCED SHARES

ALLIANCEBERNSTEIN BALANCED SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BAL-0152-0511

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Balanced Shares, Inc.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

By:	/S/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 25, 2011